                                EXHIBIT 10.16
                               SUPPLY AGREEMENT

          THIS AGREEMENT made and entered into this 13th day of April, 1999 by and between Fuji Photo Film Co., Ltd., a corporation organized and existing under the laws of Japan and having its principal office at 26-30, Nishiazabu 2-chome, Minato-ku, Tokyo, Japan (hereinafter referred to as "FUJI") and CARESIDE, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal office at 6100 Bristol Parking, Culver City, 90230 California, the United States of America (hereinafter referred to as "CARESIDE"),

                               WITNESSETH THAT:

          WHEREAS, FUJI has been engaged in, among other business, the manufacturing and marketing of DRI-CHEM films, and owns proprietary technology and know-how relating thereto;

          WHEREAS, CARESIDE has been engaged in developing for commercial sale a human diagnostic testing so-called Point of Care Testing system and owns proprietary technology and know-how relating thereto;

          WHEREAS, FUJI and Exigent Diagnostics, Inc., the predecessor of CARESIDE, entered into the Agreement on August 23, 1996 concerning the supply of FUJI's DRI-CHEM films, film-based chemistry tests and immunodiagnostic tests and exchange of various technology for the development of CARESIDE POCT System (as defined below) (hereinafter referred to as "Development Agreement"), and CARESIDE has been developing test cartridge of CARESIDE POCT System incorporating the DRI-CHEM films; and

          WHEREAS, CARESIDE is desirous of purchasing from FUJI the DRI-CHEM films for the commercial manufacturing and marketing of such test cartridge, and FUJI is willing to supply CARESIDE with the DRI-CHEM films for such purpose subject to the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, both parties agree as follows:

                                   ARTICLE 1

                                  DEFINITION
                                  ----------
          For the purpose of this Agreement, the following terms have the following meanings respectively:

          1.1 The term "POCT" (Point of Care Testing) shall mean a human or animal diagnostic testing performed anywhere, excluding any diagnostics testing performed at a central fixed laboratory within hospitals, other health care facilities or commercial laboratories.

          1.2 The term "FDC Film" shall mean films used in FUJI's DRI-CHEM system applicable to the tests listed in Schedule A.

          1.3 The term "CARESIDE POCT System" shall mean collectively a system and products thereof developed by or for CARESIDE for POCT, including but not limited to chemistry, immunochemistry and coagulation, and optionally, hematology tests (initially in a separate device), test cartridge for, among other things, separating blood and metering samples, analyzer(s) for the said tests including data management components and software in the analyzer.

          1.4 The term "CARESIDE POCT Cartridge" shall mean a test cartridge used in CARESIDE POCT System incorporating FDC Film supplied by FUJI.

          1.5 The term "CARESIDE Materials" shall mean the immunodiagnostic and coagulation testing reagents, which utilize any of the technology CARESIDE has developed, or develops or acquires in the future, including but not limited to technology as to tests in Hemoglobin Alc, Digoxin and HCG.

          1.6 The term "Competing Instruments" shall mean diagnostic instruments and the disposables they use, which instruments and disposables are designed for use in POCT and which directly compete with CARESIDE POCT System.

          1.7 The term "FUJI Technology" shall mean FUJI's technology relating to FDC Film which is limited to the specifications of FDC Film, its quality assurance and other information listed in Schedule B attached hereto as amended from time to time by agreement between the parties.

          1.8 The term "FUJI's Affiliates" shall mean any and all companies, corporations or other entities in which FUJI owns or controls directly or indirectly a substantial portion of the nominal value or number of units of the outstanding stocks with the right to vote at general meeting, to elect a majority of the board of directors thereof, or to appoint or remove the management thereof.

                                   ARTICLE 2

                               SUPPLY OF FDC FILM
                               ------------------

          2.1 FUJI shall supply CARESIDE with and CARESIDE shall purchase from FUJI FDC Film for use in the manufacturing and marketing of CARESIDE POCT Cartridge.

          2.2 FUJI shall supply FUJI Technology to CARESIDE, and CARESIDE may use FUJI Technology only for the purpose of the manufacturing and marketing of CARESIDE POCT Cartridge, and shall not use it for any other purpose.

          2.3 During the term of this Agreement, including the term extended according to Article 13.2 hereof, FUJI shall supply CARESIDE exclusively with FDC Film for the purpose of use for CARESIDE POCT system; provided that such exclusive supply shall be changed to non-exclusive supply if CARESIDE fails to obtain approvals from the Food and Drug Administration ("FDA") which should be necessary for the marketing of CARESIDE POCT System using FDC Film in the United States of America to professional market in accordance with the following requirements:

          The tests itemized in Schedule A-1, 2 and 3 ((1) to (10)):

            Thirty-one (31) or more of the tests approved by December 31, 1999

          The tests itemized in Schedule A-3 ((1) to (15)):

            Ten (10) or more of the tests approved by December 31, 2000

          2.4 In case of a non-exclusive supply as stipulated in Article 2.3, FUJI and CARESIDE shall discuss and agree upon the terms and conditions that shall apply to such non-exclusive supply.

          2.5 During the period of the exclusive supply of FDC Film as provided in Article 2.3, FUJI shall not supply FDC Film to any third party which the both parties hereto agree may develop and sell Competing Instruments; provided that FUJI may supply FDC Film to any third party:

               (i) in the form of slide for use on an instrument manufactured by FUJI; and

               (ii) in the form of slide for use on an instrument manufactured by any other party than FUJI which can measure up to ten (10) FDC test menu.

          2.6 CARESIDE shall use FDC Film supplied by FUJI hereunder only for the manufacturing and marketing of CARESIDE POCT System and shall not supply FDC Film to or for use by any third party for any purpose.

          2.7 CARESIDE agrees that it shall use only FDC Film in CARESIDE POCT System for those tests listed in Schedule A. CARESIDE shall not be supplied by any third party with any chemistry reagents for the manufacturing of CARESIDE POCT System or performance of the tests listed in Schedule A, so long as FUJI continues to supply CARESIDE exclusively with FDC Film in accordance with the terms and conditions set forth in this Agreement. For CARESIDE POCT System's tests other than those listed in Schedule A, CARESIDE may manufacture or purchase from others its needs for reagents or technologies for carrying out those tests.

          2.8 Nothing in this Article shall be construed to prohibit or otherwise affect:

               (i) FUJI's development for or distribution to any third party of FDC Film for use with any products other than Competing Instruments, or

               (ii) the development, manufacture or distribution by or for FUJI or FUJI's Affiliates of any product or service which competes with CARESIDE POCT System, whether or not such product or service uses FDC Film. FUJI and CARESIDE further confirms that FUJI DRI-CHEM systems and their disposables shall in no event be construed as Competing

Instruments and that FUJI shall in no way be restricted to market FUJI DRI-CHEM Systems and their disposables.

                                   ARTICLE 3

                              PURCHASE PROCEDURE
                              ------------------

          3.1 CARESIDE shall submit to FUJI annual purchase plan, semi-annual revised purchase plan and quarterly revised purchase plan in accordance with the procedure detailed in Schedule C attached hereto.

          3.2 CARESIDE shall submit to FUJI a firm purchase order of FDC Film in an agreed form by 1st day of the month two month preceding the desired date of shipment, and FUJI, so long as such purchase order has been made in accordance with the procedure detailed in Schedule C, shall issue its acceptance in writing to CARESIDE within ten (10) days of the receipt of the purchase order. If the purchase order is not acceptable to FUJI, then both parties shall discuss a solution in good faith to reach an agreement by the twentieth (20th) day after the receipt of the purchase order by FUJI.

          3.3 Each individual purchase contract for FDC Film hereunder (hereinafter referred to as "Individual Contract") shall become effective and binding only when CARESIDE's firm purchase order is accepted by FUJI in writing.

                                   ARTICLE 4

                                PURCHASE PRICE
                                --------------

          The purchase prices of FDC Film shall be as listed in Schedule D, which are indicated on the basis of CIF Los Angeles Airport.

                                   ARTICLE 5

                                   SHIPMENT
                                   --------

          It is expressly agreed that no estimate of delivery time made by FUJI will constitute a guaranty of delivery or deliveries by such dates, that all shipping and delivery dates will be approximate, and the FUJI will not be liable for any damages, consequential or otherwise, for delays in delivery, except to the extent of FUJI's own gross negligence or willful misconduct.

                                   ARTICLE 6

                                SPECIFICATIONS
                                --------------

          The specifications of FDC Films shall be as detailed in Schedule E.

                                   ARTICLE 7

                                  INSPECTION
                                  ----------

          7.1 FUJI shall, prior to the shipment, inspect FDC Film in accordance with the Inspection Manual attached hereto at Schedule F.

          7.2 Upon the receipt of FDC Film supplied by FUJI, CARESIDE shall complete the inspection of FDC Film within ten (10) days of the receipt thereof, in accordance with the Inspection Manual attached hereto as Schedule F. Such inspection by CARESIDE shall be considered as final.

          7.3  In the event that during CARESIDE's inspection stipulated in
Article 7.2 above any FDC Film supplied by FUJI to CARESIDE hereunder is found to have a defect which CARESIDE believes is attributable to FUJI and caused before shipment thereof, CARESIDE shall, within ten (10) days of the receipt thereof, so notify FUJI and return to FUJI, with a written statement explaining the nature of the defect, the defective FDC Film, and FUJI shall inspect the same to determine the cause of the defect. If FUJI determines that the defect should be attributed to it, FUJI shall replace such defective FDC Film with non-defective FDC Film without cost to CARESIDE. It is agreed that in such case CARESIDE shall bear the cost of returning to FUJI the defective FDC Film, and that FUJI shall reimburse CARESIDE for such cost by means of crediting the amount against the next FUJI's invoice if the defect is determined by FUJI to be attributed to it. It is expressly agreed and understood that for such defective FDC Film FUJI shall assume no other or further liability of any kind whatsoever other than that expressly undertaken by it in this Article 7.3.

                                   ARTICLE 8

                                    PAYMENT
                                    -------

          Except as otherwise agreed upon by and between the parties hereto, all payments for FDC Film supplied to CARESIDE by FUJI hereunder shall be made in Japanese Yen, and shall be remitted, within forty-five (45) days of the custom clearance of FDC Film, by bank-to-bank telegraphic transfer to FUJI's account with such bank in Tokyo as designated by FUJI.

                                   ARTICLE 9

                                CONFIDENTIALITY
                                ---------------

          9.1 Each party shall hold in confidence this Agreement and any and all proprietary technical and business information furnished or disclosed by the other party hereunder, and shall not use such information for any other purpose than that provided herein.

          9.2 The confidentiality obligation provided in Article 9.1 shall not apply to any information that:

               (i) is known to the public or generally available to the public prior to the receipt thereof;

               (ii) is known to the receiving party prior to the receipt thereof;

               (iii) becomes known to the public or generally available to the public after the receipt thereof through no fault of the receiving party;

               (iv) the receiving party obtains without restriction on disclosure from a third party having a bona fide right to disclose such information; or

               (v) must be disclosed by law or regulation in order to obtain approval to sell CARESIDE POCT System, or otherwise required to be disclosed by law, regulation or court order.

          9.3 Notwithstanding the foregoing provisions of this Article 9, the existence of this Agreement and a summary of its terms may be disclosed by CARESIDE to its investors, in connection with the public offering of CARESIDE's common stock, or to federal and state regulators regulating the public or private offer or sale of securities, in each case to the extent required by law (which shall be determined by CARESIDE in consultation with its legal advisors) or such regulators; provided CARESIDE shall consult with FUJI and obtain FUJI's prior approval upon such disclosure, which approval FUJI shall not unreasonably withhold.

                                  ARTICLE 10

                             REGULATORY APPROVALS
                             --------------------

          10.1 FUJI shall comply with FDA's Good Manufacturing Practice in manufacturing and supplying FDC Film to CARESIDE hereunder.

          10.2 If FUJI is granted an exclusive right to distribute CARESIDE POCT System in certain countries, FUJI shall obtain all regulatory approvals required for marketing CARESIDE POCT System in such countries.

          10.3 CARESIDE shall obtain all regulatory approvals required for marketing CARESIDE POCT System in any country that it will market, excluding the countries for which FUJI has been granted an exclusive right to distribute CARESIDE POCT System.

                                   ARTICLE 11

                                INDEMNIFICATION
                                ---------------

          11.1 FUJI shall indemnify and hold CARESIDE harmless from and against any damages and costs incurred by CARESIDE which arises out of any claim or legal action threatened or taken by any third party alleging that CARESIDE's use and/or sales of FDC Film supplied by FUJI under this Agreement constitutes an infringement of any intellectual property right of such third party, provided that CARESIDE shall promptly notify FUJI of such claim or legal action in writing, give FUJI sole control and authority with respect to the defense or settlement of any such claim or legal action, and give FUJI reasonable assistance with respect to the defense or settlement of any such claim or legal action. FUJI shall have the right, with respect to any FDC Film supplied to CARESIDE under this Agreement which becomes or is likely to become the subject of such claim or legal action, to replace or modify such FDC Film, or in case injunction is granted by court or FTC to withhold further shipment of such FDC Film.

          11.2 The provision of Article 11.1 shall not apply in case where the infringement exists as a result of:

               (i) any combination of FDC Film with other material(s), part(s) or product(s) which is not supplied by FUJI;

               (ii) any use of FDC Film which is not intended by FUJI;

               (iii) any modification of FDC Film made by any third party other than FUJI; or

               (iv) CARESIDE's breach of this Agreement, or negligence of CARESIDE, its employee or agent.

          11.3 Notwithstanding the provision of Article 11.1, FUJI shall in no event be liable to CARESIDE hereunder for:

               (i) consequential or incidental damages; or

               (ii) labor costs or lost profits.

          11.4 CARESIDE shall indemnify and hold FUJI harmless from and against any damages and costs incurred by FUJI which arises out of any claim or legal action threatened or taken by any third party alleging that any use and/or sales of CARESIDE Materials manufactured by CARESIDE constitutes an infringement of any intellectual property right of such third party, provided that FUJI shall promptly notify CARESIDE of such claim or legal action in writing, give CARESIDE sole control and authority with respect to the defense or settlement of any such claim or legal action, and give CARESIDE reasonable assistance with respect to the defense or settlement of any such claim or legal action. CARESIDE shall have the right, with respect to any CARESIDE Materials supplied by CARESIDE which becomes or is likely to become the subject of such claim or legal action, to replace or modify such CARESIDE Materials, or in case injunction is granted by court or FTC to withhold further shipment of such CARESIDE Materials.

          11.5 The provision of Article 11.4 shall not apply in case where the infringement exists as a result of:

               (i) any combination of CARESIDE Materials with other material(s), part(s) or product(s) which is not supplied by CARESIDE;

               (ii) any use of CARESIDE Materials which is not intended by CARESIDE ;

               (iii) any modification of CARESIDE Materials made by any third party other than CARESIDE; or

               (iv) FUJI's breach of this Agreement, or negligence of FUJI, its employee or agent.

          11.6 Notwithstanding the provision of Article 11.4, CARESIDE shall in no event be liable to FUJI hereunder for:

               (i) consequential or incidental damages; or

               (ii) labor costs or lost profits.

                                   ARTICLE 12

                            LIMITATION OF LIABILITY
                            -----------------------

          Except as provided for in Article 7.3 and limited by Article 11, FUJI makes NO REPRESENTATION OR WARRANTY OF ANY KIND, WHETHER EXPRESS, STATUTORY, OR IMPLIED REGARDING FDC FILM INCLUDING, BUT NOT LIMITED

TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

                                  ARTICLE 13

                                      TERM
                                      ----
          13.1. This Agreement shall come into effect on the date first above set forth and continue in full force and effect until December 31, 2003.

          13.2. Notwithstanding the provision of Article 13.1 hereof, the term of this Agreement may be extended for additional term(s) of one (1) year each if the parties hereto reach the agreement upon such extension through the discussion in good faith, which discussion shall occur in the last six (6) months of the then current term, and in which discussion the parties shall consider primarily the actual purchase volume of FDC Film by CARESIDE during the current year.

                                  ARTICLE 14

                                  TERMINATION
                                  -----------

          14.1. In the event the FUJI decides to discontinue manufacturing FDC Film, FUJI may terminate this Agreement by giving a written one (1) year notice to CARESIDE, provided that to protect the welfare of the customers of CARESIDE POCT Systems sold by CARESIDE before such termination, FUJI shall consult with CARESIDE and establish the necessary measures to be taken, to ensure that CARESIDE has continued access to FDC Film and FUJI Technology before such termination.

          14.2. In the event that either party is adjudicated bankrupt or insolvent, or enters into an agreement for the benefit of creditors, or in the event that a petition in bankruptcy or for corporate reorganization or for any similar relief shall be filled by or against either party hereto or receiver is appointed with respect to any of the assets of either party, or if all or a significant part of the assets or either party are transferred to a third party, then the other party hereto may immediately terminate this Agreement by giving such party a written notice to that effect.

          14.3 In the event that there arises a material change in directorship, control or ownership of either party or material change in or discontinuation of production of FDC Film which would adversely affect the transaction hereunder between the parties hereto, including as regards an acquisition of a party by either (i) a competitor of the other party whose resulting access to the trade secrets, confidential information, know-how or intellectual property rights of the acquired party would result in a loss of competitive advantage, or (ii) a competitor that sells competing dry film technology for chemistry tests, the other party may, at its sole discretion, immediately terminate this Agreement by giving such party a written notice to such party.

          14.4 In the event that either party breaches or fails to perform any of the material obligations, terms or conditions of this Agreement or an Individual Contract and fails to cure such breach or default within thirty (30) days after its receipt from the other party of written notice specifying the nature of such breach or default, the other party may, without prejudice to any other remedies available to it hereunder or under law or otherwise, terminate this Agreement effective immediately by giving the defaulting party written notice to that effect.

          14.5 Termination of this Agreement shall not affect or diminish in any way either party's rights, duties or obligations under any other agreements between the parties, nor shall the breach or cancellation of any other agreements between the parties affect or diminish in any way either party's rights, duties or obligations under this Agreement.

                                   ARTICLE 15

                                 FORCE MAJEURE
                                 -------------

          Neither party hereto shall in any way be held liable to the other party for any loss or damage sustained by the other party due to any failure or delay on its part in performance of this Agreement caused by force majeure, such as but not limited to strikes, lock-outs, sabotage, fires, explosions, floods, elements, acts of God, wars, hostilities, civil commotions, riots, acts, regulations or orders of any governmental agency or authority, epidemics, and any other circumstances, whether similar or dissimilar to any of the foregoing, beyond the reasonable control of the first party.

                                   ARTICLE 16

                               GENERAL PROVISIONS
                               ------------------

          16.1 If any provision of this Agreement is held to be ineffective, unenforceable or illegal for any reason by court or any other governmental authority, such decision shall not affect the validity or enforceability or any or all of the remaining portions hereof.

          16.2 This Agreement constitutes the entire agreement between the parties as to the subject matter hereof, and supersedes and replaces all prior or contemporaneous agreement, written or oral, regarding the subject matter.

          16.3 No amendment or modification of this Agreement shall be valid unless set forth in a writing stating that it is such an amendment or modification and signed by an authorized representative of each of the parties hereto.

          16.4 This Agreement shall inure to the benefit of and be binding upon any successors or assigns of either party hereto; however either party may transfer or assign this

Agreement or any of its rights or obligations hereunder without the prior written consent of the other party.

          16.5 Any and all disputes, controversies or differences arising between the parties hereto out of or in relation to this Agreement or for any breach thereof which cannot be amicably settled between the parties hereto shall be finally settled by arbitration to be conducted in Tokyo, Japan in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce. Any award of the arbitration shall be final and conclusive and binding upon the parties hereto.

          16.6 This Agreement and its validity, performance and interpretation shall be governed by the laws of Japan.

          16.7 Any notice required or permitted by either party hereunder shall be made in writing and shall be delivered in person, sent by registered mail or sent by facsimile with confirmation by registered mail within ten (10) days to the respective party as follows:

          If to FUJI:

               Fuji Photo Film Co., Ltd.
               Asaka Research Laboratory
               11-46, Senzui 3-chome
               Asaka-shi, Saitama 351-0024, Japan

               Attention: Motohiko Tsubota (General Manager of Asaka Research Laboratory)
               Fax number:  81-468-468-2307

          If to CARESIDE:

               CARESIDE, Inc.
               6100 Bristol Parking
               Culver City, 90230 California,
               USA

               Attention:  W.V. Stoughton
               Fax number:  310-338-6989

                                   ARTICLE 17

                              SURVIVING PROVISIONS
                              --------------------

          The provisions of Articles 7.3, 9, 10, 11, 12, 14.4, 14.5, 16.4, 16.5,
16.6, and 16.7 shall survive expiration or any termination of this Agreement. Also, rights of credit or obligations of debt between the parties hereto shall not be affected by expiration or any termination of this Agreement and shall remain in full force until such accounts are settled.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

Fuji Photo Film, Co., Ltd.                    CARESIDE, Inc.


/s/ Motohiko Tsubota                         /s/ W.Vickery Stoughton
---------------------                        -----------------------
Motohiko Tsubota                             W. Vickery Stoughton
General Manager of Asaka Research            Chairman & CEO
  Laboratory

Schedule A     The tests to which FDC Film is applicable


1.   The tests to which FDC Colorimetric Film is applicable
     a.  Total Bilirubin
     b.  Hemoglobin
     c.  Uric Acid
     d.  Ammonia
     e.  AST
     f.  GGT
     g.  LDH
     h.  ALT
     i.  LAP
     j.  Amylase
     k.  Alkaline Phosphatase
     l.  Creatine Kinase
     m.  Total Calcium
     n.  Triglycerides
     o.  Cholesterol
     p.  HDL Cholesterol
     q.  Glucose
     r.  Total Protein
     s.  Albumin
     t.  Creatinine
     u.  Urea Nitrogen
     v.  Inorganic Phosphorus
     w.  Magnesium
     x.  DBIL
     y.  CKMB

2.   The tests to which FDC Electrolyte Slide is applicable
     a.  Sodium
     b.  Potassium
     c.  Chloride

3.   CARESIDE POCT System tests other than the above
     a.  Theophylline
     b.  Digoxin
     c.  Phenytoin
     d.  Phenobarbital
     e.  T4
     f.  Thyroid Uptake
     g.  PT

     h.  APTT
     i.  Valpronic acid
     j.  Carbamazepyn
     k.  HCG
     l.  Troponin
     m.  Myoglobin
     n.  PSA
     o.  Hemoglobin Alc

Schedule B     FUJI Technology


1.   Quality control system
     a.   Quality control standards of FDC Film (slide)
     b.   Pre-calibration QC system

2.   Handling and assembling conditions of FDC Film
     a.   Archival properties in reel and slide form
     b.   Room conditions of handling FDC Film
     c.   Mechanical handling conditions

3.   Specific comments on each test and measuring instrument

Schedule C     Procedure for purchase plan and order

     . A fiscal year begins on April 1 and ends on March 31, unless otherwise indicated herein.

1.   Annual purchase plan
          Submitted by November 10 of the preceding year Purchase volume indicated by items and by months, which does not exceed 40,000,000 pieces per annum

2.   Semi-annual revised purchase plan
          Applicable only to an annual purchase plan for the period of October 1 to March 31

          Submitted by May 10
          Purchase volume by items and by months
          Allowance of revision: Not 30% more or less in total of each
                                 Colorimetric film and Electrolyte slide than the volume indicated in the applicable annual purchase plan

3.   Quarterly revised purchase plan
          Applicable only to an annual purchase plan of Colorimetric film for the period of July 1 to September 30 and to a semi-annual revised purchase plan of Colorimetric film for the period of January 1 to March 31

          Submitted by April 10 and October 10
          Purchase volume by items and by months

          Allowance of revision: Not 30% more or less in each item of
                                 Colorimetric film than the volume indicated in the applicable annual purchase plan or semi-annual revised purchase plan

          Restriction:   Total volume of Colorimetric film may not be revised.

4.   Firm purchase order
          Submitted by 1st day of the month two month preceding the desired date of shipment
          Purchase volume by items
          Allowance of revision to purchase plan:  Not 10% more or less in each item of Colorimetric film
                                                   than the volume indicated in
                                                   the applicable purchase pla n

          Restriction:   Total volume of Colorimetric film may not be revised.

5.   Acceptance by FUJI

               FUJI may refuse to accept CARESIDE's firm purchase order only for Colorimetric film to the extent not 10% more or less in each item of Colorimetric film than the volume indicated in the applicable purchase plan; provided that the total volume of Colorimetric film may not be revised.

               Notwithstanding the foregoing, FUJI shall use reasonable efforts to accept CARESIDE's firm purchase order which is made beyond the above allowance during the first year of release of CARESIDE POCT System.

Schedule D      Prices of FDC Film

1.   Colorimetric film
     -----------------

     [Omitted pursuant to a request for confidential treatment. The material has been filed separately with the Securities and Exchange Commission.]

2.   Electrolyte slide
     -----------------

     [Omitted pursuant to a request for confidential treatment. The material has been filed separately with the Securities and Exchange Commission.]

3.   The prices applied
     ------------------

          The prices applied shall be tentatively determined based on the volume indicated in a half-year estimate (annual purchase volume is estimated by doubling the half-year estimate). The adjustment shall be made based on the actual purchase volume, and be credited or debited to the payment amount for the month of November and May.

Schedule E     Specifications


Specifications of FDC colorimetric film is reel form and FDC electrolyte slides

FDC colorimetric film

1.   The length of the slit film
1.1  The length of the slit film will be longer than 40m.
1.2 When required volume from CARESIDE is shorter than 40m or coated film is shorter than 40m, the film length will be determined after negotiation with two parties

2.   Shipping form and description
2.1  One reel of the film is packed in the bag individually to prevent humidity.
2.2  Test name, lot number and sealed date are described on each bag.
2.3 Several bags are packed in one large box. In some cases different film will be packed in one box.

3.   Splicing
3.1 Both the beginning and the end of the FDC film are spliced with the transparent PET film. This transparent film is called guide base.
     The length of the guide base is longer than 1m. The final film is wound around the plastic core. The terminal of the outer guide base is adhered by plastic tape.
3.2  The number of the junction is smaller than one per 10m in average.
     The splicing is done by using aluminum laminated or plastic adhesive tape. This junction is black marked by specific ink.

4.   Core of the film reel
4.1  The core is the same one as domestic use.
4.2  The shape and diameter of the outer part and material may be changed.
4.3  The width of the core is 13mm.  But this will be changed to 12mm.

5.   Stains (not defects, no Fuji's liability under Article 7.3)
Black marking
5.1 In rare cases some slit film has stains. The stains are marked by specific markers. Black ink is used for this marking.
5.2 The cut film with black marking has to be taken off from the assembly line. The principle of detection and pick-out system will be suggested by Fuji.
5.3 The shape of the stains are mixture of dots, line and others. The number of the stains in unite length is not predictable. The length of the line-shaped stains should be shorter than 1m/10m.

Blue spots;
5.4  In rare cases blue spots are observed in FDC ammonia and creatinine film.
5.5 Blue spots larger than the criteria should be detected and discarded from assembly line like black markings.
5.6  The number of the spots are not predictable.
5.7  The blue spots and black marked portion is included in this length.
5.8  It will be determined about the price of the stained portion.

FDC electrolyte slides
6.1 900 slides are packed in the tray. The slides are covered with cushion sheet and upper cover to prevent free moving during delivery.
6.2  The periphery of the tray is sealed with adhesive tape.
6.3  The tray is put into the bag to protect humidity.
6.4 The bags are stacked and put into the carton. The number of bags are agreed between two parties.
(6.1, 6.2 and 6.3 will be changed in the near future;
     6.1  500 slides will be packed in the tray.
     6.2  This tray will be covered with the lid.
     6.3 Two trays (500 x 2 = 1000 slides) are put into the bag to protect humidity.)

Both FDC colorimetric film and FDC electrolyte slides
7.   Shelf life of the FDC slides
     The shelf life of the FDC slides is listed in the table 1.
     The delivery time is about 2 months.
     It is recommended the cartridge assembly should be done within 2 months.

Shelf life of the FDC slides

Delivery;                                    Shelf life of the FDC slides is 9-18
                                             months from the predetermined date
2 months prior to the                        of slide assembly, depending on tests
  recommended date of                        (See the table 1)
  cartridge assembly

 Shipment of the                             Predetermined date of slide assembly
 FDC film and
 electrolyte slides

The shelf life (expiring time) of FDC slides is guaranteed under the condition that these are stored at 2-8 degree C. The shelf life of individual FDC test is listed in the table 1.

Table 1
Shelf life of FDC slide after the
predetermined date of assembly

 Test name   Shelf life (months)
-------------------------------
GLU-P                        18   These slides must be stored at
-------------------------------   2 to 8 degrees C.
BUN-PII                      18
-------------------------------
Hb-W                         24
-------------------------------
UA-P                         18
-------------------------------
TCHO-PII                     18
-------------------------------
NH3-PII                      18
-------------------------------
TG-P                         18
-------------------------------
CRE-PII                      18
-------------------------------
TP-P                         18
-------------------------------
ALB-P                        18
-------------------------------
TBIL-P                       18
-------------------------------
HDLC-P                       18
-------------------------------
Ca-PII                       18
-------------------------------
IP-P                         18
-------------------------------
GGT-P                        18
-------------------------------
GOT-P                        18
-------------------------------
GPT-P                        18
-------------------------------
CPK-P                        18
-------------------------------
LDH-P                        18
-------------------------------
ALP-P                        18
-------------------------------
AMYL-P                       18
-------------------------------
LAP-P                        18
-------------------------------
CKMB-P                       12
-------------------------------
CHE-P                        12
-------------------------------
Mg-P                         10
-------------------------------
DBIL-P                        9
-------------------------------

-------------------------------
Na                           16
-------------------------------
K                            16
-------------------------------
Cl                           16
-------------------------------

Schedule F     Inspection Manual

Material sampling and inspection

1.   Colorimetric slides
1.1  Sampling the beginning (outer part) part of each reel for shipment.
1.2  Assembling slides using the sample above.
     (20 slides for Fuji, 20 slides for CARESIDE)
1.3  Inspection by Fuji
     Measuring sample slides using controls.
          Control Low   :n=5
          Control High  :n=5
     Evaluating accuracy (using average) and precision.
1.4  Inspection by CARESIDE
     Measuring sample slides which is sent with reels of film
      using controls.
          Control Low   :n=5
          Control High  :n=5
     Evaluating accuracy (using average) and precision.

2.   Electrolyde slides
2.1 Sampling representative part of assembled slides of each lot for shipment. (10 slides for Fuji, 10 slides for CARESIDE)
2.2  Inspection by Fuji
     Measuring sample slides using a control.
          Control (QE)  :n=5
     Evaluating accuracy (using average) and precision.
2.3  Inspection by CARESIDE
     Measuring sample slides using a control
          Control (QE)  :n=5
     Evaluating accuracy (using average) and precision
     (Criteria is summarized in table2)

Inspection Manual for Colorimetric Films (in detail)
----------------------------------------------------

1.   Scheme of Inspection
1.1  Inspection by Fuji prior to Shipment
     (1)  Sample                  :The representative part of the lot in slide form
     (2)  Specimen                :QP-L, H (control serum for FDC slides)
     (3)  Analyzer                :FDC5500 or FDC3000
1.2  Inspection by CARESIDE after delivery
     (1)  Sample                  :The representative part of the lot in slide form provided by Fuji
     (2)  Specimen                :QP-L, H (control serum for FDC slides)
     (3)  Analyzer                :FDC3000
     (4)  Method of inspection    :According to the operation manual provided by Fuji.

2.   Operation Manual
2.1  Preparation
     (1)  FDC3000
     (2)  FUJI Clean Tips
     (3)  QP-L, H (store at 20/0/C)
          Reconstitute them according to the instruction below.
          a)   Remove aluminum cap and rubber stopper.
          b)   Fill each vial with 3ml of either distilled or deionized water.
               The water must be kept at 25.0+0.3/0/C
                                             -
          c)   Put the stopper on the vial.
          d)   Allow the vial to stand at 25/0/C for 15 minutes.
          e)   Swirl gently to mix contents for 15 minutes.
          f)   Use within 3 hours.
     (4)  FDC slides for inspection
          Take out the slides from the refrigerator and allow them to stand for at least five minutes so that they can reach room temperature.
2.2  Turning on FDC3000
     (1)  Switch on.
          When power is turning on, the analyzer emits a short beep and the printer prints out the indication "FUJI DRI-CHEM FDC3000 V2.1-P02E."
          Analyzer begins initialization to check operation.
     (2)  Empty out the disposal box.
2.3  Measurement method
     (1) Confirm that the LCD reads "READY."
     (2) Press keys in the following sequence.
          a)   "Mode," "00," "enter"
          b)   Input passwords.  "7536," "Enter"
          c)   "1"
          d)   "Mode," "109," "Enter"
          e)   "1"


          f)   "1"
          g) Input the slide code of the sample slide (e.g. "1050," "Enter" for GLU slides)
     (3) Insert the slides to be measured into the cartridge. Then make sure to put the slide weight on top.
     (4) Orient the cartridge properly and set it at the set position.
     (5) Insert the sample tube and Clean Tip into the rack and set it at the set position.
     (6) Press the START key.
     (7) After measurement is finished, the results are printed out.

3.   Evaluation
     Evaluate accuracy (using average) and precision.

Inspection Manual for Electrolyte Slides (in detail)
----------------------------------------------------

1.   Scheme of Inspection
1.1  Inspection by Fuji prior to Shipment
     (1)  Sample                  :The representative part of the lot in slide form
     (2)  Specimen                :QE (control liquid for FDC electrolyte slides)
     (3)  Analyzer                :FDC800
     (4)  Method of inspection    :According to the operation manual provided by Fuji

1.2  Inspection by CARESIDE after delivery
     (1)  Sample                  :The representative part of the lot in slide form provided by Fuji
     (2)  Specimen                :QE (control liquid for FDC electrolyte slides)
     (3)  Analyzer                :FDC800

2.   Operation Manual
2.1  Preparation
     (1)  FDC800
     (2)  FUJI Clean Tips
     (3)  QE (control liquid for FDC electrolyte slides :store at 2 to 8/0/C)
     (4)  RE (reference liquid for FDC electrolyte slides :store at 2 to 8/0/C)
     (5)  FDC slides for inspection
          Take out the slides, QE and RE from the refrigerator and allow them to stand for at least five minutes so that they can reach room temperature.
2.2  Turning on FDC800
     (1)  Switch on.
          When the display on the panel changes from "WAIT" to "READY," the instrument is ready for measurement.
     (2)  Press the sample key until the indication lamp on the panel indicates
          SERUM.
2.3  Measurement method
     (1) Set a slides into the pipetting area. The arrow mark on the slide must be directed to forward direction.
     (2) Set the FUJI Clean Tip properly to the FDC800 pipette.
     (3) Lower the open/close lever of the FDC800 pipette to the bottom to widen the space between two nozzles.
     (4) Suck the RE liquid with pipette marked "reference" (blue).
         The RE liquid can be sucked by pressing and then releasing the blue lever. If the remaining reference is allowed to stand with the bottle uncovered for extended periods, it will evaporate, resulting in a change in concentration.
     (5) Suck the QE liquid with the pipette marked "sample" (pink).
         Use a new ample of control in each series of measurement.
     (6) Set the open/close lever to the uppermost position to minimize the space between the two nozzles.

     (7) Apply the tips to the pipetting guide of the analyzer, and adjust the ends of the tips to meet two spotting holes of the slides.
     (8) Press the blue lever and pink lever simultaneously to drop the liquid into the spotting holes of the slide.
     (9) After complete spotting, press the START key promptly. The slides is automatically transferred to the incubator and one minutes later, the values of Na, K and Cl are displayed in mEq/l units and printed out.

          After measurement, the slides is automatically discharged into the slides receiver box.
           *To measure the next slides, repeat step (1) to (9).

3.   Evaluation
     Evaluate accuracy (using average) and precision.

Table 2

Criteria of accuracy and
precision

           unit                                       control L                       control H
---------------------------------------------------------------------------------------------------------------
                  std. val.   accuracy       precision      std. val.  accuracy       precision
---------------------------------------------------------------------------------------------------------------
GLU        mg/dl      107.0       + 15%  CV less than 3.0%              315.0      + 15%  CV less than /= 3.0%
                                  -                                        -
---------------------------------------------------------------------------------------------------------------
BUN        mg/dl       16.1       + 15%  CV less than /= 3.5%             51.7      + 15%  CV less than /= 3.0%
                                  -                                        -
---------------------------------------------------------------------------------------------------------------
Hb         g/dl        10.0*      + 15%  CV less than/= 3.0%
                                  -
---------------------------------------------------------------------------------------------------------------
UA         mg/dl       3.40      + 0.9   CV less than/= 3.5%             10.4      + 12%  CV less than/= 3.0%
                                  -                                        -
---------------------------------------------------------------------------------------------------------------
TCHO       mg/dl      120.3       + 18%  CV less than/= 3.5%
                                  -
---------------------------------------------------------------------------------------------------------------
NH3        /u/g/dl       90.1     + 60   SD less than/= 7.0 /u/g/dl
                                  -
---------------------------------------------------------------------------------------------------------------
TG         mg/dl      107.7       + 30   CV less than/= 3.0%            168.0      + 30   CV less than/= 3.0%
                                  -                                        -
---------------------------------------------------------------------------------------------------------------
CRE        mg/dl       1.29      + 0.7   SD less than/= 0.15mg/dl         5.5      + 30%  CV less than/= 3.0%
                                  -                                        -
---------------------------------------------------------------------------------------------------------------
TP         g/dl        5.53      + 0.9   CV less than/= 3.0%             7.10     + 0.9   CV less than/= 3.0%
                                 -                                        -
-----------------------------------------------------------------------------------------------------------------
ALB        g/dl        3.14      + 0.9   SD less than/= 0.15g/dl         4.00     + 0.9   SD less than/= 0.15g/dl
                                 -                                        -
------------------------------------------------------------------------------------------------------------------
TBIL       mg/dl       1.00      + 0.3   R less than/= 0.3mg/dl          4.50     + 1.2   SD less than/= 0.25mg/dl
                                 -                                        -
------------------------------------------------------------------------------------------------------------------
HDLC       mg/dl       26.4      + 9.0   SD less than/= 1.5mg/dl
                                 -
------------------------------------------------------------------------------------------------------------------
Ca         mg/dl       9.71      + 1.2   CV less than/= 2.5%             12.6     + 1.5   CV less than/= 2.5%
                                 -                                        -
------------------------------------------------------------------------------------------------------------------
IP         mg/dl       3.32      + 0.6   SD less than/= 0.15mg/dl        4.90      + 18%  CV less than/= 3.5%
                                 -                                         -
------------------------------------------------------------------------------------------------------------------
Mg         mg/dl       1.54       + 40%  CV less than/= 4.5%             4.35      + 30%  CV less than/= 3.5%
                                  -                                        -
------------------------------------------------------------------------------------------------------------------
DBIL       mg/dl       0.31      + 0.6   SD less than/= 0.1mg/dl         2.74      + 21%  CV less than/= 4.0%
                                 -                                         -
------------------------------------------------------------------------------------------------------------------
GGT        U/1         48.8     + 12.6   SD less than/= 2.5U/1          457.0      + 21%  CV less than/= 4.0%
                                -                                          -
------------------------------------------------------------------------------------------------------------------
GOT/AST    U/1         25.2      + 7.2   SD less than/= 2.5U/1           84.0      + 15%  CV less than/= 3.5%
                                 -                                         -
------------------------------------------------------------------------------------------------------------------
GPT/ALT    U/1         25.6      + 7.2   SD less than/= 2.5U/1           82.0      + 15%  CV less than/= 3.5%
                                 -                                         -
------------------------------------------------------------------------------------------------------------------
CPK        U/1         74.9       + 21   SD less than/= 4.0U/1          262.0      + 21%  CV less than/= 4.0%
                                  -                                        -
------------------------------------------------------------------------------------------------------------------
LDH        U/1        154.5       + 21%  SD less than/= 4.0U/1          389.0      + 21%  CV less than/= 4.0%
                                  -                                        -
------------------------------------------------------------------------------------------------------------------
ALP        U/1        114.1       + 48   SD less than/= 8.5U/1          353.0    + 21.6%  CV less than/= 4.0%
                                  -                                      -
------------------------------------------------------------------------------------------------------------------
AMYL       U/1         92.6       + 15%  SD less than/= 3.0U/1          348.0      + 15%  CV less than/= 3.0%
                                  -                                        -
------------------------------------------------------------------------------------------------------------------
LAP        U/1         44.2     + 21.6   SD less than/= 4.0U/1           73.0    + 21.6%  SD less than/= 4.0U/1
                                -                                        -
------------------------------------------------------------------------------------------------------------------
CKMB       U/1         10.0     + 21.6   SD less than/= 2.5U/1           24.0    + 21.6%  SD less than/= 2.5U/1
                                -                                        -
------------------------------------------------------------------------------------------------------------------
CHE        U/1        236.6       + 15%  CV less than/= 3.5%
                                  -
------------------------------------------------------------------------------------------------------------------

      unit   std. val.  accuracy   precision
-----------------------------------------------------
Na    mEq/1      139.7     + 2.5  CV less than/= 1.5%
                           -
-----------------------------------------------------
K     mEq/1       4.20    + 0.25  CV less than/= 2.5%
                          -
-----------------------------------------------------
Cl    mEq/1       96.7     + 3.5  CV less than/= 2.0%
                           -
-----------------------------------------------------

*Standard value of Hb is changed at each inspection because Hb is tested with whole blood.

Accuracy is evaluated with mean value.
When either the lot number of the standard solution and type of the slide is changed, the value in the table 2 should be replaced.
When new test menu is added, this table will be revised.
New list will be provided by Fuji.